AMENDED AND RESTATED
                           AGREEMENT OF JOINT FILING

         AGREEMENT dated as of February 4, 2003 among Bankers Insurance Group, Inc., Bankers Insurance Company, Bankers Security Insurance Company, Bonded Builders Service Corp., Bankers Financial Corporation, Bankers International Financial Corporation, Bankers International Financial Corporation, Ltd., Ansbacher (Cayman) Limited, as trustee for the Bankers International Financial Corporation II Trust and Independent Foundation for the Pursuit of Charitable Endeavors, Ltd.

         WHEREAS, the parties to the Agreement of Joint Filing dated as of May 24, 2002 wish to amend and restate that agreement for the sole purpose of adding Bonded Builders Service Corp., a Florida corporation and indirect, wholly-owned subsidiary of Bankers Insurance Group, Inc. as a party;

         WHEREAS, pursuant to paragraph (k) of Rule 13d-1 promulgated under Subsection 13(d)(1) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the parties hereto have decided to satisfy their filing obligations under the 1934 Act by a single joint filing:

         NOW, THEREFORE, the undersigned hereby agree as follows:

         1. Amendment No. 6 to the Schedule 13D with respect to Insurance Management Solutions Group, Inc., to which this Agreement is attached as
Exhibit 99.5, as well as all future amendments to such Schedule, shall be filed jointly on behalf of Bankers Insurance Group, Inc., Bankers Insurance Company, Bankers Security Insurance Company, Bonded Builders Service Corp., Bankers Financial Corporation, Bankers International Financial Corporation, Bankers International Financial Corporation, Ltd., Ansbacher (Cayman) Limited, as trustee for the Bankers International Financial Corporation II Trust and Independent Foundation for the Pursuit of Charitable Endeavors, Ltd.

         2. Each of Bankers Insurance Group, Inc., Bankers Insurance Company, Bankers Security Insurance Company, Bonded Builders Service Corp., Bankers Financial Corporation, Bankers International Financial Corporation, Bankers International Financial Corporation, Ltd., Ansbacher (Cayman) Limited, as trustee for the Bankers International Financial Corporation II Trust and Independent Foundation for the Pursuit of Charitable Endeavors, Ltd. is responsible for the completeness and accuracy of the information concerning such person contained therein; provided that each person is not responsible for the completeness or accuracy of the information concerning any other person making such filing.




                          [Signature Page To Follow]

         IN WITNESS WHEREOF, the undersigned hereunto set their hands as of the date first above written.

                                            BANKERS INSURANCE GROUP, INC.


                                            By:  /s/ Robert G. Southey
                                                 ------------------------
                                            Name:  Robert G. Southey
                                            Title: Secretary
                                                   General Counsel
                                                   Vice President


                                            BANKERS INSURANCE COMPANY


                                            By:  /s/ Robert G. Southey
                                                 ------------------------
                                            Name:  Robert G. Southey
                                            Title: Secretary
                                                   General Counsel
                                                   Vice President


                                            BANKERS SECURITY INSURANCE COMPANY


                                            By: /s/ Robert G. Southey
                                                -------------------------
                                            Name:   Robert G. Southey
                                            Title:  Secretary
                                                    General Counsel
                                                    Vice President


                                            BONDED BUILDERS SERVICE CORP.


                                            By:  /s/ Edwin C. Hussemann
                                                 ------------------------
                                            Name:   Edwin C. Hussemann
                                            Title:  Director
                                                    Vice President


                                            BANKERS FINANCIAL CORPORATION

                                            By:  /s/ David K. Meehan
                                                 ------------------------
                                            Name:   David K. Meehan
                                            Title:  Director
                                                    Vice Chairman
                                                    President


                                            BANKERS INTERNATIONAL FINANCIAL
                                            CORPORATION


                                            By:  /s/ David K. Meehan
                                                 ------------------------
                                            Name:    David K. Meehan
                                            Title:   Director
                                                     Vice Chairman
                                                     President


                                            BANKERS INTERNATIONAL FINANCIAL
                                            CORPORATION, LTD.


                                            By:  /s/ David K. Meehan
                                                 ------------------------
                                            Name:    David K. Meehan
                                            Title:   Attorney-in-fact under
                                                     Power dated 5/16/02


                                            ANSBACHER (CAYMAN) LIMITED, AS
                                            TRUSTEE FOR THE BANKERS
                                            INTERNATIONAL FINANCIAL
                                            CORPORATION II TRUST


                                            By: /s/ David K. Meehan
                                                -------------------------
                                            Name:   David K. Meehan
                                            Title:  Attorney-in-fact under
                                                    Power dated 5/16/02


                                            INDEPENDENT FOUNDATION FOR THE
                                            PURSUIT OF CHARITABLE
                                            ENDEAVORS, LTD.


                                            By: /s/ David K. Meehan
                                                --------------------------
                                            Name:   David K. Meehan
                                            Title:  Attorney-in-fact under
                                                    Power dated 2/10/99